UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

February 19, 2014
Date of Report (date of Earliest Event Reported)

Earth Dragon Resources, Inc.

  (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-53774	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

7660-H Fay Avenue, Suite 312
La Jolla, CA 92037

  (Address of principal executive offices and zip code)

(619) 321-6882

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 19, 2014, Earth Dragon Resources, Inc. (the “Company”) dismissed Michael T. Studer, CPA P.C. (“Studer”) as the Company’s independent certified public accountant. The Company’s Board of Directors approved this dismissal.

On February 19, 2014, the Company retained Sadler Gibb Certified Public Accountants as its independent certified public accountant. During the period of time which Studer served as the Company’s independent certified public accountant, and through February 19, 2014, there were no disagreements with Studer which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Studer, would have caused Studer to make reference to the subject matter of the disagreements in connection with its report. Studer, as the Company’s principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company’s consolidated financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.

The Company provided Studer with a copy of this disclosure before its filing with the SEC. The Company requested that Studer provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  Attached as an Exhibit to this Form 8-K is a copy of the letter provided to the Company by Studer.

On February 19, 2014, the Board of Directors of the Company approved and authorized the engagement Sadler Gibb Certified Public Accountants, of Salt Lake City, UT, as the independent certified public accountant for the Company.

During the two most recent fiscal years and through February 19, 2014, the Company had not consulted with Sadler Gibb Certified Public Accountants regarding any of the following, except during such period of time that Sadler Gibb Certified Public Accountants was serving as the Company’s independent certified public accountant:

             (i)           The application of accounting principles to a specific transaction, either completed or proposed;

             (ii)           The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Madsen & Associates, CPA’s Inc. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

             (iii)           Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

2

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

(d) Exhibits: 16.1 Letter from Michael T. Studer CPA P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  April 7, 2014

EARTH DRAGON RESOURCES INC.

By:  Michael Johnson
Name: Michael Johnson
Title:    President

3